CAPITAL
                                                                    APPRECIATION
                                                                           TRUST


                                [PHOTO MONTAGE]
         FROM OUR FAMILY TO YOURS: THE INTELLIGENT CREATION OF WEALTH.

                               SEMI ANNUAL REPORT
                     (Unaudited) and Investment Performance
                     Review for the Six Month Period Ended
                               February 28, 2001

                                [HERITAGE LOGO]
                                ---------------
                              Capital Appreciation
                                   Trust(TM)
                                 March 15, 2001


Dear Fellow Shareholders,


     I am pleased to provide you with the semiannual report for the Heritage Capital Appreciation Trust (the "Fund") for the six-month period ended February 28, 2001.


     As was the case for much of 2000, investments in "value" stocks delivered better results than investments in "growth" stocks for the six-month period ended February 28, 2001. The Fund benefited from having exposure to both. Holdings in certain "growth" areas, including computer services, retail drug store chains and pharmaceuticals did well, as did holdings in certain "value" areas, including financial services, insurance, consumer goods and gaming/lodging.


     Although performance of the Fund suffered during the market's continued downturn over the past six months, the Fund outperformed the Standard & Poor's 500 Composite Stock Price Index ("Index") on a relative basis, with Class A, B, and C shares delivering returns of -9.50%*, -9.79%*, -9.79%*, respectively, versus the Index's return of -17.83%. This was due in part to the Fund's exposure to the areas listed in the previous paragraph and to the Fund's relatively low exposure to the hard-hit technology sector. Indeed, I am pleased to say that Class A shares of the Fund have maintained a 5-Star overall rating** from Morningstar, Inc. for the period ending February 28, 2001. This 5-Star rating is based on risk and performance scores for the Fund compared to a universe of 4,231 domestic equity funds. Below are the long-term performance results for your Fund (updated through February 28, 2001). All returns are shown net of all expenses and front- and back-end sales charges, as applicable.***



Ended February 28, 2001     One Yr.      Three Yr.      Five Yr.        Ten Yr.    Life of Class
-----------------------     -------      ---------      --------        -------    -------------
Class A .................    -8.79%       +14.06%       +20.93%        +17.93%        +14.78%
Class B .................    -8.65%       +14.44%          N/A            N/A         +17.24%
Class C .................    -4.81%       +15.19%       +21.40%           N/A         +21.78%

     In the letter that follows, Herb Ehlers, portfolio manager for the Heritage Capital Appreciation Trust, comments in further detail on the performance of your Fund. I hope you find his remarks helpful in understanding how your Fund's investment portfolio is managed.


     On behalf of Heritage, I thank you for your continuing support of the Heritage Capital Appreciation Trust.


                                        Sincerely,

                                        /s/ RICHARD K. RIESS
                                        --------------------
                                        Richard K. Riess
                                        President
----------------
* These returns are calculated without the imposition of front- or back-end sales charges.
** Morningstar, Inc. brings both performance and risk together in one evaluation. Heritage Capital Appreciation Trust Class A shares also received a 5-Star rating out of 4,231, 2,619 and 834 domestic equity funds, respectively for the three-, five- and ten-year periods ended February 28, 2001. These ratings are subject to change every month. The top 10% of domestic equity funds receive five stars and the next 22.5% receive four stars. The performance numbers used for the Fund did take into account front-end sales charges. Past performance is no guarantee of future results.
*** Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance numbers reflect the current maximum front-end sales load for Class A Shares of 4.75%. These numbers also reflect a contingent deferred sales load (CDSL) on Class B Shares of 5% on redemptions made within the first year of purchase, declining to 0% over six years. A 1% CDSL for Class C Shares is charged on redemptions made within 12 months of purchase. Class A, B and C Shares were first offered on December 12, 1985, January 2, 1998 and April 3, 1995, respectively.

                                                                   April 2, 2001


Dear Fellow Shareholders:


     In a very treacherous stock market, the Heritage Capital Appreciation Trust ("HCAT" or "our Fund") has actually performed fairly well, even though a decline in net asset value is not exactly my idea of fun; especially since I am personally a large shareholder in our Fund. Yes, I eat my own cooking!


     Fortunately, many of our turtles, in that well-known race with the hare, have performed quite well. And our portfolio has far more turtles than hares, which is a good position to be in when the race is being run on a twisting, slippery mountain road in bad weather.


     As we look at the specifics we should keep in mind that how we feel about the performance results will depend on such factors as a) the time period, b) comparisons to our competitors, c) Morningstar ranking and d) the market in general.


     Even though this is a report for the six months ended February 28, 2001, I thought you'd also be interested in the calendar year results since, as in so many things in life, annual results are usually measured on a calendar year basis (i.e. the time it takes for the earth to revolve around the sun with a starting date of January 1). For the calendar year ended December 31, 2000, our Fund's Class A shares declined 8.5%* compared to a 9.1% decline for the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). So our Fund outperformed the S&P 500, which is a sliver of good news. Unfortunately, an 8.5% decline is not a particularly attractive return. However, for those shareholders who have invested in our Fund for the past three years, the returns have clearly been much better; for the calendar year ending December 31, 1999, our Fund's Class A shares were up 40.4%*, and for calendar 1998, up 34.2%*, far outperforming the S&P 500 in both years.


     For the six month semi-annual period represented by this report (ending February 28, 2001), the Class A shares of our Fund were down 9.5%* compared to a decline of 17.8% for the S&P 500. Again, our Fund outperformed the S&P 500, even though the absolute return was not attractive. For the twelve months ended February 28, 2001, the Class A shares of our Fund were down 4.2%* compared to a decline of 8.2% for the S&P 500. The results for the three years ended February 28, 2001 are much better: The Class A shares of our Fund were up at an annual rate of 15.9%* compared to 7.1% for the S&P 500, an annualized outperformance of 880 basis points. In summary, even though our results were down for the past year, we have outperformed the S&P 500, and more importantly our longer-term results were excellent.


     As I have mentioned in prior shareholder letters, investing is a marathon, not a sprint. Performance plays out over very long periods of time. In this regard, I thought it would be interesting to view HCAT's performance over long time periods.


Time Period                                                Annualized Return*
Ending 2/28/01                                               Class A Shares
-------------------------------------------------------   -------------------
          3 years .....................................           15.9%
          5 years .....................................           22.1%
          10 years ....................................           18.5%
          15 years ....................................           14.8%
          Since inception (December 12, 1985) .........           15.1%

 * These returns are calculated without the imposition of front-end sales charges.

     I thought it was interesting that the three year return, which included two strong up years and one down year, averaged out to almost the same annual return as our long-term return of 15.1% since inception.


     For the 3-, 5- and 10-year periods ending February 28, 2001, Morningstar, Inc. ranked our Fund's Class A shares in the top 3% out of 721, 418 and 145 large blend funds, respectively. This ranking is based on the Fund's total-return percentile rank for the specified period relative to all funds that are in the same Morningstar peer group and does not include front- or back- end sales charges. In addition, our Fund's Class A shares received a five star (*****) rating from Morningstar, Inc. for the 3-, 5-, 10-year time periods ending February 28, 2001 and a five-star overall rating as well, out of 4,231, 2,619 and 834 domestic equity funds, respectively. While the ranking is based strictly on return, the star rating adds risks into the evaluation and includes front- and back- end sales charges. At least from a competitive viewpoint, our Fund is performing well. Considering the market, technology and internet stocks, and our competitors, I could almost get excited over only a 4.2% * decline in our Fund's Class A shares. However, when I realize it's a decline, any possible excitement fades away.


     All of the above discussion regarding performance should, for longer-time Fund shareholders (and I hope more recent shareholders as well), put the recent Fund share decline (and stock market decline) in some perspective. The Fund's 15-year performance covers a reasonably long and varied time period, including the "Crash of 1987," the Gulf War, the recession of 1990-1991, the real estate debacle of the early 1990's, the banking crisis of the early 1990's, the Asian crisis, the crisis almost precipitated by Long Term Capital Management (a hedge fund), the internet and technology mania (1997 to early 2000), and the slaughter (is there any other way to say it?) of so many internet and technology stocks in the past twelve months. Throughout it all, our Fund has increased its Class A share value at an annualized rate of 15.1% per year* since its inception.


     As most shareholders know, my prior HCAT letters have included ". . . my usual words of caution regarding future returns." As I said in prior letters "Our Fund's performance in future time periods may not be quite so good as in recent time periods." Well, the "future time period" just arrived in the last six months. But we should keep in mind that when our Fund's performance and the stock market returns aren't quite so impressive, we should still feel comfortable that our Fund owns what we believe to be good companies, leaders in their industries in many cases, and with excellent management. Over the long term, we believe companies in our Fund's portfolio should be able to achieve increased earnings, good returns on capital, and increased value. If so, over the long term, the stocks of these companies should produce reasonable returns.


     During the six months ended February 28, 2001, our Fund benefited from its holdings in various growth industries including computer services (+27.7%), retail drug store chains (+35.0%), and pharmaceuticals (+11.0%). In addition, our Fund also benefited from its holdings in industries which are not usually accorded the "growth" moniker, including financial services (+15.1%), insurance (+31.3%), household/personal care (+26.1%), foods (+26.8%) and gaming/lodging (+10.4%). Most of the companies which we own in these industries can best be characterized as "growth at a reasonable valuation."


     During this same time period, our Fund's holdings in Networking (-52.4%), telecommunications (-34.9%), internet/online (-41.8%), computer software (-39.9%), cable/entertainment (-29.6%) and broadcasting (-20.5%) have penalized our performance. Interestingly, these industries provided the best performance for our Fund for the twelve months ended August 31, 2000. It seems as though there is some truth to that old saying, "what goes around comes around." Fortunately, our Fund has had a significant underweighting in the technology sector.


     Our Fund continued to benefit from the turtles I had discussed in last year's semi-annual report (period ending February 29, 2000), namely Fannie Mae, Freddie Mac, Cendant, Wrigley, Starwood and Ambac. Without exception , these stocks have been the star performers for the past six months. Even Cendant, which had lagged somewhat, is now the best performing stock (+51.6%) in the portfolio for the first three months of this calendar year.

     Freddie Mac, Fannie Mae and Harrahs are three of the four largest positions in the portfolio, and were up 57.2%, 49.4% and 9.3% respectively for the six months ending February 28, 2001. Clearly, stock selection and portfolio construction (i.e. size of position) are both important in managing a portfolio.


     So you might ask, what are the turtles in the portfolio today? Actually, there are more turtles now than my last shareholder letter (period ended August 31, 2000). Declining stock markets have a way of both humbling us as well as exciting us, since as various stocks decline, the underlying company business becomes more attractively valued, if not significantly undervalued. We believe this list of companies includes Viacom, Crown Castle, Intuit, AES, Echostar, Liberty Media, McDonald's and Bristol Meyers.


     Our Fund's portfolio continues to emphasize financials, broadcasting, communications services, media, and entertainment. We continue to invest in what we believe are the strong franchises within these industries. We believe that these sectors of the economy should continue to prosper as the economy grows during the next decade.


     As many of you know, I have been in the investment business now for over 30 years, a period characterized by bull markets, bear markets and flat markets. I believe this experience will be beneficial in the current bear market. We remain long-term bullish on America and the stock market. Over a long time horizon, stocks have produced excellent results compared to inflation and most other investment alternatives. I'm a believer; I bought more shares in our Fund twice in the last two weeks of March.


                                        Sincerely,


                                        /s/ HERBERT E. EHLERS
                                        ---------------------
                                        Herbert E. Ehlers
                                        Managing Director
                                        Goldman Sachs & Co.
                                        Chief Investment Officer
                                        Growth Equity Strategy
                                        Goldman Sachs Asset Management

--------------------------------------------------------------------------------
                      Heritage Capital Appreciation Trust
                              Investment Portfolio
                               February 28, 2001
                                  (unaudited)
--------------------------------------------------------------------------------

                                                         MARKET
     SHARES                                              VALUE
     ------                                              -----
COMMON STOCK -- 97.4%(A)
------------------------
  BANKS -- 1.5%
  -------------
   52,200   State Street Corporation ..............   $ 5,243,490
                                                      -----------
  BEVERAGES -- 1.3%
  -----------------
   97,000   PepsiCo, Inc. .........................     4,469,760
                                                      -----------
  BROADCASTING -- 11.6%
  ---------------------
  804,700   AT&T - Liberty Media Group,
             Class "A"* ...........................    11,829,090
  135,000   Cablevision Systems
             Corporation, Class "A"* ..............    10,476,000
   60,349   Clear Channel Communications
              Inc.* ...............................     3,448,945
  219,280   Univision Communications, Inc.
             Class "A"* ...........................     7,236,240
  281,970   Westwood One, Inc. ....................     6,073,634
                                                      -----------
                                                       39,063,909
                                                      -----------
  COMMERCIAL SERVICES -- 3.8%
  ---------------------------
  375,000   Cendant Corporation* ..................     4,905,000
  265,110   Valassis Communications, Inc. .........     8,014,275
                                                      -----------
                                                       12,919,275
                                                      -----------
  COMMUNICATION SEMICONDUCTORS -- 0.3%
  ------------------------------------
   34,000   PMC-Sierra, Inc.* .....................     1,139,000
                                                      -----------
  COMPUTERS -- 2.0%
  -----------------
  167,000   EMC Corporation .......................     6,639,920
                                                      -----------
  ELECTRIC -- 4.4%
  ----------------
  278,600   AES Corporation .......................    15,036,042
                                                      -----------
  ELECTRICAL COMPONENTS & Equipment -- 1.2%
  -----------------------------------------
  170,000   Energizer Holdings, Inc.* .............     4,233,000
                                                      -----------
  FINANCIAL SERVICES -- 13.5%
  ---------------------------
  373,000   Charles Schwab Corporation ............     7,795,700
  211,000   Fannie Mae ............................    16,816,700
  259,000   Freddie Mac ...........................    17,055,150
  127,000   MBNA Corporation ......................     4,175,760
                                                      -----------
                                                       45,843,310
                                                      -----------
  FOOD -- 0.6%
  ------------
   20,400   Wm. Wrigley Jr. Company ...............     1,899,648
                                                      -----------
  INSURANCE -- 1.9%
  -----------------
  112,500   AMBAC Financial Group, Inc. ...........     6,345,000
                                                      -----------
  INTERNET -- 1.3%
  ----------------
   19,370   CheckFree Corporation* ................       933,392
  108,000   CNET Networks, Inc.* ..................     1,343,250
   45,000   Travelocity.com Inc.* .................     1,001,250
   21,640   VeriSign, Inc.* .......................     1,031,958
                                                      -----------
                                                        4,309,850
                                                      -----------


                                                         MARKET
     SHARES                                              VALUE
     ------                                              -----
COMMON STOCKS (CONTINUED)
-------------------------
  LEISURE TIME -- 2.6%
  --------------------
  205,190   SABRE Group Holdings, Inc.*                 8,847,793
                                                      -----------
  LODGING -- 9.2%
  ---------------
  775,000   Harrah's Entertainment, Inc.* .........    24,040,500
  209,000   Starwood Hotels & Resorts
            Worldwide Inc. ........................     7,294,100
                                                      -----------
                                                       31,334,600
                                                      -----------
  MULTIMEDIA -- 14.5%
  -------------------
  178,000   A.H. Belo Corporation,
             Class "A" ............................     3,204,000
  330,000   AOL Time Warner Inc.* .................    14,529,900
   99,000   Entravision Communications
             Corporation, Class "A"* ..............       990,000
  616,159   Viacom, Inc. Class "B"* ...............    30,623,101
                                                      -----------
                                                       49,347,001
                                                      -----------
  PHARMACEUTICALS -- 7.2%
  -----------------------
  156,500   Bristol-Myers Squibb Company ..........     9,923,665
  324,800   Pfizer, Inc. ..........................    14,616,000
                                                      -----------
                                                      24,539,665
                                                     -----------
  PRINTING & Publishing -- 1.1%
  -----------------------------
   82,330   New York Times Company,
             Class "A" ............................     3,638,986
                                                      -----------
  RETAIL -- 3.2%
  --------------
  122,880   McDonald's Corporation ................     3,612,672
  164,000   Walgreen Company ......................     7,268,480
                                                      -----------
                                                       10,881,152
                                                      -----------
  SOFTWARE -- 2.4%
  ----------------
   69,000   First Data Corporation ................     4,261,440
   96,000   Intuit, Inc.* .........................     3,948,000
                                                      -----------

                                                        8,209,440
                                                      -----------
  TELECOMMUNICATIONS -- 13.8%
  ---------------------------
  600,000   Crown Castle International
             Corporation* .........................    15,075,000
  468,400   Echostar Communications
             Corporation, Class "A"* ..............    12,236,950
   48,000   Emulex Corporation* ...................     1,479,000
  343,000   General Motors Corporation,
             Class "H" ............................     7,775,810
   74,000   QUALCOMM, Inc.* .......................     4,056,125
  113,400   Sprint Corporation
             (PCS Group)* .........................     2,855,412
   34,070   Telephone & Data Systems,
             Inc. .................................     3,183,842
                                                      -----------

                                                       46,662,139
                                                      -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                      Heritage Capital Appreciation Trust
                              Investment Portfolio
                               February 28, 2001
                                  (unaudited)
                                  (continued)
--------------------------------------------------------------------------------


                                                  MARKET
                                                  VALUE
                                               ------------
Total common stocks(cost $259,793,66           $330,602,980
                                               ------------
REPURCHASE AGREEMENT -- 2.3%(a)
-------------------------------
Repurchase Agreement with State Street
Bank and Trust Company, dated
February 28, 2001 @ 5.30% to be
repurchased at $7,738,139 on
March 1, 2001, collateralized by
$7,720,000 United States Treasury Notes,
6.125% due August 31, 2002, (market value
$7,891,288 including interest)
(cost $7,737,000)                                 7,737,000

TOTAL INVESTMENT PORTFOLIO
  (cost $267,530,66 (b), 99.7% (a)              338,339,980
OTHER ASSETS AND LIABILITIES NET, 0.3%(A)           914,694
                                               ------------
NET ASSETS, 100%                               $339,254,674
                                               ============

-------------
 *  Non-income producing security.
(a) Percentages indicated are based on net assets.
(b) The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized appreciation of $70,809,313 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $92,919,555 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $22,110,242.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                      Heritage Capital Appreciation Trust
                      Statement of Assets and Liabilities
                               February 28, 2001
                                  (unaudited)
--------------------------------------------------------------------------------

Assets
------
Investments, at market value (identified cost $259,793,667) (Note 1)......................              $330,602,980
Repurchase agreement (identified cost $7,737,000) (Note 1)................................                 7,737,000
Cash. ....................................................................................                       341
Receivables:
 Investments sold. .......................................................................                 1,314,345
 Fund shares sold. .......................................................................                 1,292,007
 Dividends and interest ..................................................................                    74,425
Deferred state qualification expenses (Note 1). ..........................................                    20,748
Prepaid insurance (Note 1) ...............................................................                     6,356
                                                                                                        ------------
    Total Assets. ........................................................................               341,048,202

LIABILITIES
-----------
Payables (Note 4):
 Investments purchased ...................................................................  $667,231
 Fund shares redeemed ....................................................................   670,033
Accrued management fee ...................................................................   203,393
Accrued distribution fees ................................................................   147,203
Accrued shareholder servicing fee ........................................................    35,000
Accrued fund accounting fee ..............................................................     9,200
Other accrued expenses. ..................................................................    61,468
                                                                                            --------
    Total Liabilities ....................................................................                 1,793,528
                                                                                                        ------------
Net assets, at market value ..............................................................              $339,254,674
                                                                                                        ------------
NET ASSETS
----------
Net assets consist of:
 Paid-in capital .........................................................................              $275,932,455
 Net investment loss (Note 1) ............................................................                (1,407,517)
 Accumulated net realized loss (Notes 1 and 5) ...........................................                (6,079,577)
 Net unrealized appreciation on investments ..............................................                70,809,313
                                                                                                        ------------
Net assets, at market value ..............................................................              $339,254,674
                                                                                                        ============
CLASS A SHARES
--------------
Net asset value and redemption price per share ($226,045,591 divided by 8,625,659 shares of
 beneficial interest outstanding, no par value) (Notes 1 and 2) ..........................              $      26.21
                                                                                                        ============
Maximum offering price per share (100/95.25 of $26.21)....................................              $      27.52
                                                                                                        ============
CLASS B SHARES
--------------
Net asset value, offering price and redemption price per share ($41,325,319 divided by 1,651,266
 shares of beneficial interest outstanding, no par value) (Notes 1 and 2) ................              $      25.03
                                                                                                        ============
CLASS C SHARES
--------------
Net asset value, offering price and redemption price per share ($71,883,764 divided by 2,873,564
 shares of beneficial interest outstanding, no par value) (Notes 1 and 2) ................              $      25.02
                                                                                                        ============

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                      Heritage Capital Appreciation Trust
                            Statement of Operations
                For the Six-Month Period Ended February 28, 2001
                                  (unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME
-----------------
Income:
 Dividends ...........................................................                     $     699,927
 Interest ............................................................                           355,050
                                                                                           -------------
  Total income .......................................................                         1,054,977
Expenses (notes 1 and 4):
 Management fee. .....................................................    $1,283,922
 Distribution fee (Class A Shares) ...................................       371,079
 Distribution fee (Class B Shares) ...................................       205,888
 Distribution fee (Class C Shares) ...................................       352,805
 Shareholder servicing fee ...........................................       100,793
 State qualification expenses ........................................        36,896
 Professional fees ...................................................        29,488
 Fund accounting fee .................................................        27,544
 Custodian fee .......................................................        16,711
 Reports to shareholders .............................................        16,500
 Federal registration fee ............................................        12,472
 Trustees' fees and expenses .........................................         4,118
 Insurance ...........................................................         3,028
 Other ...............................................................         1,250
                                                                          ----------
  Total expenses .....................................................                         2,462,494
                                                                                           -------------
Net investment loss. .................................................                        (1,407,517)
                                                                                           -------------
REALIZED AND UNREALIZED GAIN ON INVESTMENT
------------------------------------------
Net realized loss from investment transactions .......................                          (862,370)
Net unrealized depreciation of investments during the period .........                       (32,933,114)
                                                                                           -------------
  Net loss on investments ............................................                       (33,795,484)
                                                                                           -------------
Net decrease in net assets resulting from operations .................                     $ (35,203,001)
                                                                                           =============

--------------------------------------------------------------------------------
                      Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                          For the Six-Month
                                                                                             Period Ended           For the
                                                                                          February 28, 2001       Year Ended
                                                                                             (unaudited)        August 31, 2000
                                                                                         -------------------   ----------------
Increase in net assets:
Operations:
 Net investment loss .................................................................      $  (1,407,517)      $  (2,300,598)
 Net realized gain (loss) from investment transactions ...............................           (862,370)         34,957,373
 Net unrealized appreciation (depreciation) of investments during the period .........        (32,933,114)         37,699,767
                                                                                            -------------       -------------
 Net increase (decrease) in net assets resulting from operations. ....................        (35,203,001)         70,356,542
Distributions to shareholders from:
 Net realized gains Class A Shares, ($3.20 and $2.62 per share, respectively).........        (24,451,469)        (16,827,988)
 Net realized gains Class B Shares, ($3.20 and $2.62 per share, respectively).........         (4,537,891)         (2,297,541)
 Net realized gains Class C Shares, ($3.20 and $2.62 per share, respectively).........         (7,752,731)         (4,038,865)
Increase in net assets from Fund share transactions (Note 2) .........................         49,889,817          89,744,810
                                                                                            -------------       -------------
Increase (decrease) in net assets. ...................................................        (22,055,275)        136,936,958
Net assets, beginning of period ......................................................        361,309,949         224,372,991
                                                                                            -------------       -------------
Net assets, end of period (including accumulated net investment loss of $1,407,517
 for the period ended February 28, 2001) .............................................      $ 339,254,674       $ 361,309,949
                                                                                            =============       =============

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                      Heritage Capital Appreciation Trust
                              Financial Highlights
--------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.



                                                                       CLASS A SHARES
                                      -----------------------------------------------------------------------------
                                           FOR THE
                                          SIX-MONTH
                                           PERIOD
                                            ENDED                            FOR THE YEARS ENDED
                                        FEBRUARY 28,                              AUGUST 31,
                                            2001       ------------------------------------------------------------
                                         (UNAUDITED)       2000        1999        1998        1997          1996
                                      ---------------  ----------   ---------   ---------   ---------     ---------
Net asset value, beginning of
 period .............................    $   32.41      $  27.18    $  20.34    $  18.60    $  15.58      $   15.53
                                         ---------      --------    --------    --------    --------      ---------
Income from Investment
Operations:
 Net investment loss ................       ( 0.08)       ( 0.16)     ( 0.10)     ( 0.07)     ( 0.06)          0.00 (a)
 Net realized and unrealized gain
  (loss) on investments .............       ( 2.92)         8.01        8.26        3.94        4.85           1.81
                                         ---------      --------    --------    --------    --------      ---------
 Total from Investment
  Operations ........................       ( 3.00)         7.85        8.16        3.87        4.79           1.81
                                         ---------      --------    --------    --------    --------      ---------
Less Distributions:
 Dividends from net investment
  income ............................           --            --          --          --          --         ( 0.04)
 Distributions from net realized
  gains .............................       ( 3.20)       ( 2.62)     ( 1.32)     ( 2.13)     ( 1.77)        ( 1.72)
                                         ---------      --------    --------    --------    --------      ---------
 Total Distributions ................       ( 3.20)       ( 2.62)     ( 1.32)     ( 2.13)     ( 1.77)        ( 1.76)
                                         ---------      --------    --------    --------    --------      ---------
Net asset value, end of period ......    $   26.21      $  32.41    $  27.18    $  20.34    $  18.60      $   15.58
                                         =========      ========    ========    ========    ========      =========
Total Return (%) (b) ................       ( 9.50)(c)     29.55       41.18       21.45       33.61          12.79
Ratios and Supplemental Data
 Expenses to average daily net
  assets
  With expenses waived/
  recovered (%) .....................         1.21 (d)      1.24        1.29        1.41        1.48           1.54
  Without expenses waived/
  recovered (%) .....................           --            --          --          --          --           1.87
 Net investment loss to average
  daily net assets (%) ..............       (  .60)(d)    (  .55)     (  .45)     (  .34)     (  .30)        (  .02)
 Portfolio turnover rate (%) ........           20 (c)        48          44          25          42             54
 Net assets, end of period
  ($ millions).......................          226           244         169         104          81             70



                                                            CLASS B SHARES
                                        ----------------------------------------------------
                                            FOR THE
                                           SIX-MONTH
                                            PERIOD
                                             ENDED                 FOR THE YEARS ENDED
                                         FEBRUARY 28,                   AUGUST 31,
                                             2001        ------------------------------------
                                          (UNAUDITED)        2000        1999         1998(+)
                                         ------------     --------    --------      ----------
Net asset value, beginning of
 period .............................    $    31.20       $  26.40    $  19.91      $   19.36
                                         ----------       --------    --------      ---------
Income from Investment
Operations:
 Net investment loss ................        ( 0.16)        ( 0.29)     ( 0.19)        ( 0.06)
 Net realized and unrealized gain
  (loss) on investments .............        ( 2.81)          7.71        8.00           0.61
                                         ----------       --------    --------      ---------
 Total from Investment
  Operations ........................        ( 2.97)          7.42        7.81           0.55
                                         ----------       --------    --------      ---------
Less Distributions:
 Dividends from net investment
  income ............................            --             --          --             --
 Distributions from net realized
  gains .............................        ( 3.20)        ( 2.62)     ( 1.32)            --
                                         ----------       --------    --------      ---------
 Total Distributions ................        ( 3.20)        ( 2.62)     ( 1.32)            --
                                         ----------       --------    --------      ---------
Net asset value, end of period ......    $    25.03       $  31.20    $  26.40      $   19.91
                                         ==========       ========    ========      =========
Total Return (%) (b) ................        ( 9.79) (c)     28.75       40.27           2.84 (c)
Ratios and Supplemental Data
 Expenses to average daily net
  assets
  With expenses waived/
  recovered (%) .....................          1.90 (d)       1.90        1.92           2.01 (d)
  Without expenses waived/
  recovered (%) .....................            --             --          --             --
 Net investment loss to average
  daily net assets (%) ..............        ( 1.29)(d)     ( 1.21)     ( 1.10)        (  .86)(d)
 Portfolio turnover rate (%) ........            20 (c)         48          44             25
 Net assets, end of period
  ($ millions).......................            41             43          20              5



                                                                        CLASS C SHARES
                                         ---------------------------------------------------------------------------
                                            FOR THE
                                           SIX-MONTH
                                            PERIOD
                                             ENDED                             FOR THE YEARS ENDED
                                         FEBRUARY 28,                              AUGUST 31,
                                             2001        ----------------------------------------------------------
                                          (UNAUDITED)       2000        1999        1998       1997          1996
                                         -----------      --------    --------    --------     -------     ---------
Net asset value, beginning of
 period .............................    $    31.19       $  26.39    $  19.90    $  18.34      15.46      $   15.50
                                         ----------       --------    --------    --------     ------      ---------
Income from Investment
Operations:
 Net investment loss ................        ( 0.16)        ( 0.29)     ( 0.19)     ( 0.09)    ( 0.13)        ( 0.03)(a)
 Net realized and unrealized gain
  (loss) on investments .............        ( 2.81)          7.71        8.00        3.78       4.78           1.75
                                         ----------       --------    --------    --------     ------      ---------
 Total from Investment
  Operations ........................        ( 2.97)          7.42         .81        3.69       4.65           1.72
                                         ----------       --------    --------    --------     ------      ---------
Less Distributions:
 Dividends from net investment
  income ............................            --             --          --          --         --         ( 0.04)
 Distributions from net realized
  gains .............................        ( 3.20)        ( 2.62)     ( 1.32)     ( 2.13)    ( 1.77)        ( 1.72)
                                         ----------       --------    --------    --------     ------      ---------
 Total Distributions ................        ( 3.20)        ( 2.62)     ( 1.32)     ( 2.13)    ( 1.77)        ( 1.76)
                                         ----------       --------    --------    --------     ------      ---------
Net asset value, end of period ......    $    25.02       $  31.19    $  26.39    $  19.90    $ 18.34      $   15.46
                                         ==========       ========    ========    ========    =======      =========
Total Return (%) (b) ................        ( 9.79) (c)     28.76       40.29       20.72      32.91          12.16
Ratios and Supplemental Data
 Expenses to average daily net
  assets
  With expenses waived/
  recovered (%) .....................          1.90 (d)       1.90        1.92        2.00       2.04           2.05
  Without expenses waived/
  recovered (%) .....................            --             --          --          --         --           2.30
 Net investment loss to average
  daily net assets (%) ..............        ( 1.29)(d)     ( 1.21)     ( 1.10)     (  .90)    (  .88)        (  .57)
 Portfolio turnover rate (%) ........            20 (c)         48          44          25         42             54
 Net assets, end of period
  ($ millions).......................            72             74          35          12          3              1

-------
 (+) For the period January 2, 1998 (commencement of Class B Shares) to October
     31, 1998.
(a) Amounts calculated prior to reclassification of $23,981. The effect of such reclassification would have no effect on net investment income for Class A Shares and would have resulted in an increase in net investment income of $0.10 for Class C Shares.
(b) These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(c)  Not annualized.
(d)  Annualized.


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                      Heritage Capital Appreciation Trust
                         Notes to Financial Statements
                                  (unaudited)
--------------------------------------------------------------------------------
Note 1: SIGNIFICANT ACCOUNTING POLICIES. Heritage Capital Appreciation Trust (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund seeks to achieve its objective by investing primarily in common stocks selected for their potential to achieve capital appreciation over the long term. The Fund currently issues Class A, Class B and Class C Shares. Class A Shares are sold subject to a maximum sales charge of 4.75% of the amount invested payable at the time of purchase. Additionally, for investments greater then $1 million those Class A Shares may be subject to a maximum contingent deferred sales charge of 1% upon redemptions made in less than 18 months of purchase. Class B Shares are sold subject to a maximum contingent deferred sales charge of 5% of the lower of net asset value or purchase price payable upon any redemption made, declining over a six-year period. Class C Shares are sold subject to a contingent deferred sales charge of 1% of the lower of net asset value or purchase price payable upon any redemptions made in less than one year of purchase. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:


         SECURITY VALUATION: The Fund values investment securities at market value based on the last quoted sales price as reported by the principal securities exchange or the Nasdaq Stock Market on which the security is traded. If no sale is reported, market value is based on the most recent quoted bid price and in the absence of a market quote, securities are valued using such methods as the Board of Trustees believes would reflect fair market value. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value.


         REPURCHASE AGREEMENTS: The Fund enters into repurchase agreements whereby the Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.


         FEDERAL INCOME TAXES: The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision has been made for federal income and excise taxes.


         DISTRIBUTION OF INCOME AND GAINS: Distributions of net investment income are made annually. Net realized gains from investment transactions during any particular year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to the Fund, will be distributed to shareholders in the following fiscal year. The Fund uses the identified cost method for determining realized gain or loss on investment for both financial and federal income tax reporting purposes.


         STATE QUALIFICATION EXPENSES: State qualification expenses are amortized based either on the time period covered by the qualification or as related shares are sold, whichever is appropriate for each state.


         EXPENSES: The Fund is charged for those expenses that are directly attributable to it, such as management fees, custodian fees, distribution fees, etc., while other expenses such as insurance expense, are allocated proportionately among the Heritage funds. Expenses of the Fund are allocated to each class of shares based upon their relative percentage of net assets. All expenses that are directly attributable to a specific class of shares, such as distribution fees, are charged directly to that class.


         CAPITAL ACCOUNTS: The Fund reports the undistributed net investment income and accumulated net realized gain (loss) accounts on a basis approximating amounts available for future tax distributions (or to offset future taxable realized gains when a capital loss carryforward is available). Accordingly, the Fund may periodically make reclassifications among certain capital accounts without impacting the net asset value of the Fund.


         OTHER: For purposes of these financial statements, investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

--------------------------------------------------------------------------------
                      Heritage Capital Appreciation Trust
                         Notes to Financial Statements
                                  (unaudited)
                                  (continued)
--------------------------------------------------------------------------------
Note 2: FUND SHARES. At February 28, 2001, there were an unlimited number of shares of beneficial interest of no par value authorized.


     Transactions in Class A, B and C Shares of the Fund during the six-month period ended February 28, 2001, were as follows:


                                               CLASS A SHARES                CLASS B SHARES                CLASS C SHARES
                                       ------------------------------ ----------------------------- ----------------------------
                                           SHARES         AMOUNT          SHARES         AMOUNT         SHARES        AMOUNT
                                       ------------- ---------------- ------------- --------------- ------------- --------------
     Shares sold .....................     799,009    $  22,871,604       211,340    $  5,817,084       473,917    $ 12,957,691
     Shares issued on reinvestment
       of distributions ..............     879,265       23,631,709       169,223       4,349,707       292,443       7,511,226
     Shares redeemed .................    (593,792)     (16,950,523)     (109,166)     (3,021,209)     (261,437)     (7,277,472)
                                          --------    -------------      --------    ------------      --------    ------------
     Net increase ....................   1,084,482    $  29,552,790       271,397    $  7,145,582       504,923    $ 13,191,445
                                                      =============                  ============                  ============
     Shares outstanding:
      Beginning of period ............   7,541,177                      1,379,869                     2,368,641
                                         ---------                      ---------                     ---------
      End of period ..................   8,625,659                      1,651,266                     2,873,564
                                         =========                      =========                     =========

     Transactions in Class A, B and C Shares of the Fund during the year ended August 31, 2000 were as follows:



                                            CLASS A SHARES                 CLASS B SHARES                CLASS C SHARES
                                   -------------------------------- ---------------------------- ------------------------------
                                        SHARES          AMOUNT          SHARES        AMOUNT         SHARES         AMOUNT
                                   --------------- ---------------- ------------  -------------- ------------- ----------------
     Shares sold .................     2,317,913    $  72,183,080       691,765    $ 20,522,815    1,248,513    $  37,264,144
     Shares issued on reinvestment
       of distributions ..........       534,810       16,204,747        74,587       2,185,391      134,326        3,934,392
     Shares redeemed .............    (1,532,763)     (47,694,838)     (149,122)     (4,456,054)    (346,912)     (10,398,867)
                                      ----------    -------------      --------    ------------    ---------    -------------
     Net increase ................     1,319,960    $  40,692,989       617,230    $ 18,252,152    1,035,927    $  30,799,669
                                                    =============                  ============                 =============
     Shares outstanding:
      Beginning of year ..........     6,221,217                        762,639                    1,332,714
                                      ----------                       --------                    ---------
      End of year ................     7,541,177                      1,379,869                    2,368,641
                                      ==========                      =========                    =========

Note 3: PURCHASES AND SALES OF SECURITIES. For the six-month period ended February 28, 2001, purchases and sales of investment securities (excluding repurchase agreements and short-term obligations) aggregated $82,796,577 and $67,214,141, respectively.


Note 4: MANAGEMENT, SUBADVISORY, DISTRIBUTION, SHAREHOLDER SERVICING AGENT, FUND ACCOUNTING AND TRUSTEES FEES. Under the Fund's Investment Advisory and Administration Agreement with Heritage Asset Management, Inc. (the "Manager"), the Fund agrees to pay to the Manager a fee equal to an annualized rate of .75% of the Fund's average daily net assets, computed daily and payable monthly. Pursuant to a contractual agreement dated January 3, 2001, the Manager has agreed to waive its fees and, if necessary, reimburse the Fund to the extent that Class A annual operating expenses exceed 1.60% of the Class A average daily net assets and to the extent that the Class B and Class C annual operating expenses each exceed 2.10% of that classes' average daily net assets for the fiscal year ending August 31, 2001. No fees were waived and no expenses were reimbursed for the six-month period ended February 28, 2001.


         The Manager entered into an agreement with Goldman Sachs Asset Management (the "Subadviser") to provide to the Fund investment advice, portfolio management services (including the placement of brokerage orders) and certain compliance and other services for a fee payable, by the Manager, equal to an annualized rate of .25% of average daily net assets, computed daily and paid monthly. For the six-month period ended February 28, 2001 the subadviser earned $427,892, which was paid by the Manager.


         From December 12, 1985 (commencement of operations) through February 26, 1995, Eagle Asset Management, Inc, a wholly owned subsidiary of Raymond James Financial, Inc., was the sole subadviser to the Fund. Although Eagle remains a subadviser to the Fund, there are no assets currently allocated to Eagle.


         The Manager is also the Dividend Paying, Shareholder Servicing Agent and Fund Accountant for the Fund. The Manager charged $100,793 for Dividend Paying and Shareholder Servicing fees and $27,544 for Fund Accounting services for the six-month period ended February 28, 2001.

--------------------------------------------------------------------------------
                      Heritage Capital Appreciation Trust
                         Notes to Financial Statements
                                  (unaudited)
                                  (continued)
--------------------------------------------------------------------------------

         Raymond James & Associates, Inc. (the "Distributor") has advised the Fund that it received $19,544 in front-end sales charges for Class A Shares, $183 in contingent deferred sales charges for Class A Shares, $39,350 in contingent deferred sales charges for Class B Shares and $10,440 in contingent deferred sales charges for Class C Shares for the six-month period ended February 28, 2001. From these fees, the Distributor paid commissions to salespersons and incurred other distribution costs.


         Pursuant to the Class A Distribution Plan adopted in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, the Fund is authorized to pay the Distributor a fee of up to .50% of the average daily net assets for Class A Shares. The Class B and Class C Shares Distribution Plan provides for payments at an annual rate of up to 1.00% of the average daily net assets. Such fees are accrued daily and payable monthly. Class B Shares will convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. The Manager, Distributor, Fund Accountant and Shareholder Servicing Agent are all wholly owned subsidiaries of Raymond James Financial, Inc.


         Trustees of the Fund also serve as Trustees for Heritage Cash Trust, Heritage Income-Growth Trust, Heritage Income Trust and Heritage Series Trust, investment companies that are also advised by the Manager or its affiliates (collectively referred to as the Heritage Mutual Funds). Each Trustee of the Heritage Mutual Funds who is not an employee of the Manager or an employee of an affiliate of the Manager received an annual fee of $18,000 and an additional fee of $3,000 for each combined quarterly meeting of the Heritage Mutual Funds attended. Trustees' fees and expenses are paid equally by each portfolio in the Heritage Mutual Funds.


Note 5: FEDERAL INCOME TAXES. For the year ended August 31, 2000, to reflect reclassification arising from permanent book/tax differences attributable to the net operating loss, the Fund credited accumulated net investment loss and charged accumulated net realized gain for $2,300,598.

HERITAGE FAMILY OF FUNDS(TM)

FROM OUR FAMILY TO YOURS: THE INTELLIGENT CREATION OF WEALTH,

HERITAGE MONEY MARKET FUNDS
Cash Trust Money Market
Cash Trust Municipal Money Market

HERITAGE BOND FUNDS.
High Yield
Intermediate Government

HERITAGE STOCK FUNDS
Aggressive Growth
Capital Appreciation Growth Equity
Income-Growth
International
Mid Cap
Small Cap
Technology
Value Equity

We are pleased that many of you are also investors in these funds. For more information and a prospectus for any of these mutual funds, please contact your financial advisor. Please read the prospectus carefully before you invest in any of the funds.

This report is for the information of shareholders of Heritage Capital Appreciation Trust. It may also be used as sales literature when preceded or accompanied by a prospectus.

Copyright 2001 Heritage Asset Management, Inc.

20M
AR5331 SCA 02/01


[HERITAGE LOGO]   Heritage Capital Appreciation Trust
                  P.O. Box 33022
                  St. Petersburg, Fl 33733
--------------------------------------------------------------------------------
Return Service Requested